LoCorr Market Trend Fund
Consolidated Schedule of Investments
September 30, 2019 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 16.34%
Ally Auto Receivables Trust, 2018-3 A3	01/17/2023	3.00%	$1,500,000	$1,513,349
Barclays Dryrock Issuance Trust, 2017-2 A (1 Month LIBOR USD + 0.300%) (c)	05/15/2023	2.33%	3,000,000	3,002,311
BMW Vehicle Lease Trust, 2018-1 A3	07/20/2021	3.26%	2,450,000	2,478,369
Cabela's Credit Card Master Trust, 2015-2 A1	07/17/2023	2.25%	2,500,000	2,504,311
California Republic Auto Receivables Trust, 2018-1 A3	08/15/2022	3.14%	2,400,000	2,413,091
CarMax Auto Owner Trust, 2018-4 A3	09/15/2023	3.36%	2,750,000	2,813,613
CenterPoint Energy Residential Bond, 2009-1 A-3	08/15/2023	4.24%	1,574,466	1,626,391
Chase Issuance Trust, 2018-A1 A1 (1 Month LIBOR USD + 0.200%) (c)	04/17/2023	2.23%	3,050,000	3,052,397
Citibank Credit Card Issuance Trust
Series 2017-A4 A4 (1 Month LIBOR USD + 0.220%) (c)	04/07/2022	2.26%	1,150,000	1,150,347
Series 2018-A1 A1	01/20/2023	2.49%	1,935,000	1,949,235
Discover Card Execution Note Trust, 2016-A3 A3	10/16/2023	1.85%	2,032,000	2,031,088
Entergy Arkansas Restoration Funding LLC, 2010-A A1	08/01/2021	2.30%	1,624,196	1,620,629
Evergreen Credit Card Trust, 2018-2 A (1 Month LIBOR USD + 0.350%) (a)(b)(c)	07/15/2022	2.38%	1,650,000	1,651,162
Ford Credit Auto Lease Trust, 2019-B A3	10/15/2022	2.22%	880,000	882,901
Ford Credit Auto Owner Trust, 2018-B A-3	04/15/2023	3.24%	2,000,000	2,036,780
GM Financial Consumer Automobile Receivables Trust, 2018-4 A3	10/16/2023	3.21%	2,520,000	2,564,613
Mercedes-Benz Auto Receivables Trust, 2018-1 A3	01/17/2023	3.03%	2,625,000	2,657,339
Santander Retail Auto Lease Trust, 2018-A A2A (a)	10/20/2020	2.71%	462,014	462,219
TCF Auto Receivables Owner Trust, 2016-PT1 A (a)	06/15/2022	1.93%	865,942	864,868
Toyota Auto Receivables Owner Trust, 2018-D A-3	03/15/2023	3.18%	2,010,000	2,047,187
Verizon Owner Trust
Series 2018-1A A1B (1 Month LIBOR USD + 0.260%) (a)(c)	09/20/2022	2.30%	1,250,000	1,249,758
Series 2019-B A1A	12/20/2023	2.33%	1,080,000	1,088,546
World Omni Auto Trust, 2018-B A3	07/17/2023	2.87%	2,025,000	2,046,773
TOTAL ASSET BACKED SECURITIES (Cost $43,312,458)				43,707,277

CORPORATE BONDS: 0.68%
Banks: 0.68%
Federation des Caisses Desjardins du Quebec (a)(b)	09/26/2022	1.95%	700,000	701,262
HSBC Bank Canada (a)(b)	09/10/2023	1.65%	1,130,000	1,122,356
TOTAL CORPORATE BONDS (Cost $1,828,751)				1,823,618

MORTGAGE BACKED SECURITIES: 9.09%
Fannie Mae Aces
Series 2010-M3 A3 (d)	03/25/2020	4.33%	625,442	628,832
Series 2010-M7 A2	11/25/2020	3.66%	223,900	225,799
Series 2015-M17 FA (1 Month LIBOR USD + 0.930%) (c)	11/25/2022	3.23%	1,110,129	1,111,312
Series 2014-M11 1A (d)	08/25/2024	3.22%	715,205	751,918
FHLMC Multifamily Structured Pass Through Certificates
Series K-F08 A (1 Month LIBOR USD + 0.300%) (c)	01/25/2022	2.39%	940,039	937,801
Series K-J22 A-1	03/25/2022	3.17%	2,585,159	2,642,897
Series K-J06 A	01/25/2023	2.27%	2,110,000	2,127,120
Series K-S05 A (1 Month LIBOR USD + 0.500%) (c)	01/25/2023	2.59%	2,898,417	2,896,608
Series K-102 A (1 Month LIBOR USD + 0.200%) (c)	02/25/2023	2.29%	1,364,042	1,363,759
Series K-I03 A (1 Month LIBOR USD + 0.250%) (c)	02/25/2023	2.34%	1,600,016	1,598,721
FREMF Multifamily Aggregation Risk Transfer Trust, 2017-KT01 A (1 Month LIBOR USD + 0.320%) (c)	02/25/2020	2.36%	5,890,000	5,889,914
FRESB Multifamily Mortgage Pass Through Certificates, 2016-SB17 A7F (d)	05/25/2023	2.15%	1,098,692	1,099,832
NCUA Guaranteed Notes Trust, 2010-R1 1A (1 Month LIBOR USD + 0.450%) (c)	10/07/2020	2.51%	3,034,218	3,035,532
TOTAL MORTGAGE BACKED SECURITIES (Cost $24,250,316)				24,310,045

MUNICIPAL BOND: 0.42%
Tennessee Valley Authority	03/15/2020	2.25%	1,110,000	1,111,802
TOTAL MUNICIPAL BOND (Cost $1,107,602)				1,111,802

U.S. GOVERNMENT AGENCY ISSUES: 17.83%
Federal Farm Credit Banks	10/26/2020	1.75%	6,095,000	6,088,257
Federal Farm Credit Banks	04/05/2021	2.54%	4,255,000	4,308,080
Federal Farm Credit Banks	11/15/2021	3.05%	2,500,000	2,571,790
Federal Farm Credit Banks	08/14/2023	1.60%	2,270,000	2,269,522
Federal Home Loan Banks	07/07/2021	1.88%	3,200,000	3,211,303
Federal Home Loan Banks	06/10/2022	2.13%	4,620,000	4,678,522
Federal Home Loan Banks	06/10/2022	2.75%	5,000,000	5,145,730
Federal Home Loan Banks	12/09/2022	3.00%	9,500,000	9,882,738
Federal Home Loan Banks	06/09/2023	3.25%	1,120,000	1,182,775
Federal Home Loan Mortgage Corp.	02/16/2021	2.38%	6,000,000	6,048,510
Federal National Mortgage Association	09/06/2022	1.38%	2,310,000	2,293,614
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $47,021,195)				47,680,841

U.S. GOVERNMENT NOTES: 35.70%
United States Treasury Note	02/15/2021	2.25%	1,875,000	1,887,232
United States Treasury Note	04/30/2021	1.38%	1,500,000	1,491,738
United States Treasury Note	06/15/2021	2.63%	3,745,000	3,802,345
United States Treasury Note (3 Month US Treasury Bill Yield + 0.220%) (c)	07/31/2021	2.13%	3,260,000	3,257,149
United States Treasury Note	07/31/2021	2.25%	7,330,000	7,404,159
United States Treasury Note	08/15/2021	2.75%	6,570,000	6,698,577
United States Treasury Note	09/30/2021	1.13%	9,795,000	9,694,754
United States Treasury Note	11/30/2021	1.88%	6,565,000	6,599,620
United States Treasury Note	12/31/2021	2.13%	3,000,000	3,032,695
United States Treasury Note	01/15/2022	2.50%	9,635,000	9,821,678
United States Treasury Note	03/31/2022	1.88%	1,500,000	1,510,195
United States Treasury Note	04/30/2022	1.88%	1,730,000	1,741,691
United States Treasury Note	10/31/2022	2.00%	4,950,000	5,010,908
United States Treasury Note	11/30/2022	2.00%	10,085,000	10,211,850
United States Treasury Note	01/31/2023	2.38%	12,725,000	13,048,096
United States Treasury Note	05/15/2023	1.75%	2,480,000	2,494,435
United States Treasury Note	09/30/2023	2.88%	2,585,000	2,714,856
United States Treasury Note	11/30/2023	2.88%	4,785,000	5,035,652
TOTAL U.S. GOVERNMENT NOTES (Cost $94,656,394)				95,457,630

SHORT TERM INVESTMENT: 5.85%			Shares
MONEY MARKET FUND: 5.85%
STIT-Government & Agency Portfolio, Institutional Class, 1.83% (e)(f)			15,639,723	15,639,723
TOTAL MONEY MARKET FUND (Cost $15,639,723)				15,639,723
TOTAL SHORT TERM INVESTMENT (Cost $15,639,723)				15,639,723

TOTAL INVESTMENTS (Cost $227,816,439): 85.91%				229,730,936
Other Assets in Excess of Liabilities: 14.09% (g)				37,680,091
TOTAL NET ASSETS: 100.00%				$267,411,027

(a)
Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At September 30, 2019, the value of these securities total $6,051,625 which represents 2.26% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of September 30, 2019.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of September 30, 2019.
(e)	The rate quoted is the annualized seven-day effective yield as of September 30, 2019.
(f)	A portion of this security is held by LCMT Fund Limited and pledged as collateral for derivative contracts.
(g)	Includes assets pledged as collateral for derivative contracts.

LIBOR London Interbank Offered Rate

LoCorr Market Trend Fund
Consolidated Schedule of Open Forward Currency Contracts(a)
September 30, 2019 (Unaudited)

		Currency to be Received		Currency to be Delivered
Notional	Forward	Currency	U.S. $ Value at	Currency	U.S. $ Value on	Unrealized	Unrealized
Amount	Settlement Date	Abbreviation	September 30, 2019	Abbreviation	Origination Date	Appreciation	(Depreciation)
Purchase Contracts:
$3,338,036	12/20/2019	AUD	$3,279,336	USD	$3,338,036	$–	$(58,700)
41,101,671	12/20/2019	CAD	40,973,440	USD	41,101,671	–	(128,231)
2,535,104	12/20/2019	CHF	2,513,491	USD	2,535,104	–	(21,613)
52,670,728	12/20/2019	EUR	52,044,703	USD	52,670,728	–	(626,025)
28,399,268	12/20/2019	GBP	28,208,478	USD	28,399,268	–	(190,790)
49,610,469	12/20/2019	JPY	49,411,564	USD	49,610,469	–	(198,905)
17,004,601	12/20/2019	MXN	16,816,981	USD	17,004,601	–	(187,620)
1,280,964	12/20/2019	NZD	1,250,987	USD	1,280,964	–	(29,977)
Total Purchase Contracts			194,498,980		195,940,841	–	(1,441,861)

Sale Contracts:
$58,515,759	12/20/2019	USD	$57,630,649	AUD	$58,515,759	$885,110	$–
22,269,630	12/20/2019	USD	22,309,500	CAD	22,269,630	–	(39,870)
44,903,283	12/20/2019	USD	44,639,198	CHF	44,903,283	264,085	–
126,379,878	12/20/2019	USD	125,220,158	EUR	126,379,878	1,159,720	–
73,853,427	12/20/2019	USD	73,686,522	GBP	73,853,427	166,905	–
25,224,603	12/20/2019	USD	25,141,589	JPY	25,224,603	83,014	–
544,475	12/20/2019	USD	538,969	MXN	544,475	5,506	–
22,896,061	12/20/2019	USD	22,354,647	NZD	22,896,061	541,414	–
Total Sale Contracts			371,521,232		374,587,116	3,105,754	(39,870)
Net Forward Currency Contracts			$(177,022,252)		$(178,646,275)	$3,105,754	$(1,481,731)
Net Unrealized Appreciation						$1,624,023

Currency Abbreviations:
AUD	AUSTRALIAN DOLLAR
CAD	CANADIAN DOLLAR
CHF	SWISS FRANC
EUR	EURO
GBP	BRITISH POUND
JPY	JAPANESE YEN
MXN	MEXICAN PESO
NZD	NEW ZEALAND DOLLAR
USD	U.S. DOLLAR

(a) Bank of America Merrill Lynch is the counterparty for all open forward currency exchange contracts held by the Fund as of September 30, 2019.

LoCorr Market Trend Fund
Consolidated Schedule of Open Futures Contracts
September 30, 2019 (Unaudited)

					Value
Description	Number of Contracts Purchased (Sold)	Settlement Month-Year	Current Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
10 Yr Mini JGB	13	Dec-19	$1,862,862	$1,862,602	$260	$-
90 Day Euro	1,100	Dec-20	270,943,750	270,977,845	-	(34,095)
90 Day Sterling	1,303	Dec-20	199,170,465	198,769,276	401,189	-
Aluminum (a)(b)	28	Dec-19	1,209,600	1,265,008	-	(55,408)
Australian 10 Yr Bond	94	Dec-19	9,348,626	9,296,221	52,405	-
Brent Crude (a)	78	Dec-19	4,621,500	4,827,830	-	(206,330)
CAC 40 10 Euro Index	193	Oct-19	11,940,096	11,819,502	120,594	-
Canadian 10 Yr Bond	669	Dec-19	72,007,699	72,973,352	-	(965,653)
Copper (a)(b)	60	Dec-19	8,585,625	8,755,472	-	(169,847)
DAX Index	128	Dec-19	43,287,737	43,184,972	102,765	-
Dollar	147	Dec-19	14,556,087	14,409,775	146,312	-
Dow Jones Industrial Average Mini E-Cbot Index	144	Dec-19	19,368,720	19,594,401	-	(225,681)
Euro-Schatz	655	Dec-19	80,194,611	80,435,296	-	(240,685)
Euro-Stoxx 50 Index	1,196	Dec-19	46,342,442	45,660,576	681,866	-
FTSE 100 Index	431	Dec-19	39,127,620	38,654,603	473,017	-
Gasoline RBOB (a)	75	Nov-19	4,934,475	5,213,115	-	(278,640)
Gold (a)	182	Dec-19	26,806,780	26,785,085	21,695	-
Hang Seng Index	3	Oct-19	498,399	497,761	638	-
Heating Oil (a)	75	Nov-19	5,976,180	6,259,578	-	(283,398)
Japanese 10 Yr Bond	41	Dec-19	58,782,150	58,845,849	-	(63,699)
Long Gilt	214	Dec-19	35,321,538	35,236,441	85,097	-
Low Sulphur Gasoil (a)	70	Nov-19	4,105,500	4,203,632	-	(98,132)
Nasdaq 100 E-Mini Index	201	Dec-19	31,237,410	31,766,462	-	(529,052)
Nikkei 225 Index	126	Dec-19	25,357,318	25,452,489	-	(95,171)
Russell 2000 Mini Index	243	Dec-19	18,528,750	19,235,393	-	(706,643)
S&P 500 E-Mini Index	292	Dec-19	43,486,100	43,994,570	-	(508,470)
Silver (a)	179	Dec-19	15,213,210	15,783,420	-	(570,210)
Tokyo Price Index	16	Dec-19	2,349,873	2,352,891	-	(3,018)
U.S. 10 Yr Note	187	Dec-19	24,368,438	24,630,752	-	(262,314)
U.S. 2 Yr Note	1,043	Dec-19	224,766,500	225,289,711	-	(523,211)
U.S. 5 Yr Note	487	Dec-19	58,025,289	58,382,764	-	(357,475)
U.S. Long Bond	91	Dec-19	14,770,438	15,035,112	-	(264,674)
Zinc (a)(b)	16	Dec-19	956,600	937,540	19,060	-
Total Purchase Contracts					2,104,898	(6,441,806)

Sales Contracts:
3 Mo Euro Euribor	(891)	Dec-20	$244,134,699	$244,049,916	$-	$(84,783)
Aluminum (a)(b)	(341)	Dec-19	14,731,200	15,214,001	482,801	-
Cocoa (a)	(16)	Dec-19	377,126	347,510	-	(29,616)
Coffee (a)	(94)	Dec-19	3,565,538	3,521,121	-	(44,417)
Copper (a)(b)	(202)	Dec-19	28,904,938	28,888,307	-	(16,631)
Corn (a)	(436)	Dec-19	8,458,400	8,118,950	-	(339,450)
Cotton No.2 (a)	(80)	Dec-19	2,433,200	2,672,854	239,654	-
Euro-Bobl	(104)	Dec-19	15,376,634	15,334,836	-	(41,798)
Euro-Bund	(112)	Dec-19	21,271,540	21,262,332	-	(9,208)
Hard Red Wheat (a)	(171)	Dec-19	3,548,250	3,696,977	148,727	-
Natural Gas (a)	(257)	Nov-19	5,988,100	6,936,957	948,857	-
Soybean (a)	(222)	Nov-19	10,056,600	10,338,272	281,672	-
Soybean Meal (a)	(107)	Dec-19	3,220,700	3,467,555	246,855	-
Soybean Oil (a)	(94)	Dec-19	1,640,112	1,630,480	-	(9,632)
Sugar (a)	(222)	Mar-20	3,145,296	2,951,873	-	(193,423)
Wheat (a)	(187)	Dec-19	4,635,263	5,037,419	402,156	-
WTI Crude (a)	(96)	Nov-19	5,190,720	5,753,016	562,296	-
Zinc (a)(b)	(195)	Dec-19	11,658,563	11,216,688	-	(441,875)
Total Sale Contracts					3,313,018	(1,210,833)
Total Futures Contracts					$5,417,916	$(7,652,639)
Net Unrealized Depreciation						$(2,234,723)

(a)	Contract held by LCMT Fund Limited.
(b)	London Metal Exchange (''LME'') futures contracts settle on their respective maturity date.

NOTES

Investment Valuation
Fair Value Measurement Summary
September 30, 2019 (Unaudited)

The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund (individually a Fund and collectively the Funds) follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

American Depositary Receipts
The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities
Equity securities, including common stocks, preferred stocks, securities convertible into common stocks, such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies and royalty trusts, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. Master limited partnerships are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Exchange Traded Funds
The Funds may invest in Exchange Traded Funds (“ETFs”). They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Fixed Income Securities
Fixed income securities and certificates of deposit with maturities more than 60 days when acquired generally are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers, and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are generally categorized in Level 2.

Investment Companies
With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Funds generally will purchase shares of closed-end investment companies only in the secondary market. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their net asset value. Closed-end investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Financial Derivative Instruments
Financial derivative instruments, such as forward currency contracts, futures contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price, and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures and forward currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fair Value Pricing
If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value determinations are required for the following securities:

●
securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●
securities for which, in the opinion of the Adviser/relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument, based upon factors that may include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securitiesmarkets or regulators, such as the suspension or limitation of trading;

●	securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

●
securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

●
For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

Performing Fair Value Pricing
The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accord with this principle may, for example, be based on:

●	a multiple of earnings;

●	a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or

●	yield to maturity with respect to debt issues, or a combination of these and other methods.

Fair value determinations are not based on what the Adviser believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Adviser. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Fund will hold the investment until maturity.

Some of the general factors that the Adviser considers in determining a valuation method for an individual issue of securities include, but shall not be limited to:

●	the fundamental analytical data relating to the investment;
●	the nature and duration of restrictions (if any) on disposition of the securities;
●	evaluation of the forces that influence the market in which these securities are purchased or sold;
●	changes in interest rates;
●	government (domestic or foreign) actions or pronouncements; and
●	other news events.

With respect to securities traded on foreign markets, the Adviser considers the value of foreign securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity and the trading prices of financial products that are tied to baskets of foreign securities, such as WEBS.

Among the more specific factors that the Funds’ Adviser considers (if applicable) in determining a valuation method for an individual issue of securities are:

●	type of security;
●	financial statements of the issuer;
●	cost at date of purchase;
●	size of holding;
●	discount from market value of unrestricted securities of the same class at time of purchase;
●	special reports prepared by analysts;
●	information as to any transactions or offers with respect to the security;
●	existence of merger proposals or tender offers affecting the securities;
●	price and extent of public trading in similar securities of the issuer or comparable companies; and
●	other relevant matters.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Fund might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies.

The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

The following table summarizes LoCorr Market Trend Fund’s consolidated investments and other financial instruments as of September 30, 2019:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$-	$43,707,277	$-	$43,707,277
Corporate Bonds	-	1,823,618	-	1,823,618
Mortgage Backed Securities	-	24,310,045	-	24,310,045
Municipal Bond	-	1,111,802	-	1,111,802
U.S. Government Agency Issues	-	47,680,841	-	47,680,841
U.S. Government Notes	-	95,457,630	-	95,457,630
Short Term Investment	15,639,723	-	-	15,639,723
Total Investments	$15,639,723	$214,091,213	$-	$229,730,936

Other Financial Instruments*
Forward Currency Contracts
Purchase	$-	$(1,441,861)	$-	$(1,441,861)
Sale	-	3,065,884	-	3,065,884
Total Forward Currency Contracts	-	1,624,023	-	1,624,023
Futures Contracts
Long	(4,336,908)	-	-	(4,336,908)
Short	2,102,185	-	-	2,102,185
Total Futures Contracts	(2,234,723)	-	-	(2,234,723)
Total Other Financial Instruments	$(2,234,723)	$1,624,023	$-	$(610,700)

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*The fair value of the Fund’s other financial instruments represents the net unrealized appreciation (depreciation) at September 30, 2019.

The LoCorr Market Trend Fund did not hold any Level 3 assets during the period.